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                                 EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
Unitrin, Inc.


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the registration statement on Form S-8.

                                       KPMG Peat Marwick LLP


Chicago, Illinois
October 29, 1997

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